UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

AXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24085	94-3031310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4281 Technology Drive

Fremont, California 94538

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 438-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.001 par value	AXTI	The NASDAQ Stock Market LLC

Item 5.07. Submission of Matters to a Vote of Security Holders.

AXT, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on May 18, 2023. The matters voted upon at the Annual Meeting and the results of such voting are set forth below:

Proposal 1: Election of two (2) Class I directors to hold office for a three-year term and until their respective successors are elected and qualified:

26,094,280
Name of Director	For	%	Withheld	%	Broker Non-Votes
Dr. Morris S. Young	26,094,280	94.5%	1,524,426	5.5%	7,384,376
Dr. David C. Chang	23,743,170	86.0%	3,875,536	14.0%	7,384,376

Dr. Morris S. Young and Dr. David C. Chang were duly elected by the stockholders as the Class I directors to hold office for a three-year term and until their respective successors are elected and qualified.

Proposal 2: Advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
23,569,412	3,338,343	710,951	7,384,376

The compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2023 (the “Proxy Statement”), was approved by the stockholders on an advisory basis.

Proposal 3: Advisory vote on the frequency of holding an advisory vote on executive compensation:

	Shares	%
One Year	23,163,062	83.9%
Two Years	111,859	0.4%
Three Years	2,977,546	10.8%
Abstain	1,366,239	4.9%
Broker Non-Votes	7,384,376

The option of one year received the highest number of votes and will be treated as the frequency of holding an advisory vote on the compensation of the Company’s named executive officers that was approved by the stockholders on an advisory basis. In light of such advisory vote and consistent with the Company’s recommendation in the Proxy Statement, the Company’s Board of Directors determined that the Company will continue to hold an advisory vote to approve the compensation of the Company’s named executive officers every year.

Proposal 4: Ratification of the appointment of BPM LLP (“BPM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain
34,716,052	273,524	13,506

The appointment of BPM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified by the stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, INC.

By:	/s/ Gary L. Fischer

Gary L. Fischer Chief Financial Officer and Corporate Secretary

Date: May 22, 2023